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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 29, 2001


                           CALIFORNIA AMPLIFIER, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


     DELAWARE                      0-12182                       95-3647070
  (STATE OR OTHER               (COMMISSION FILE               (IRS EMPLOYER
  JURISDICTION OF                   NUMBER)                  IDENTIFICATION NO.)
  INCORPORATION)

           460 CALLE SAN PABLO                                     93012
          CAMARILLO, CALIFORNIA                                  (ZIP CODE)
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (805) 987-9000


                                      NONE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5. OTHER EVENTS

On June 6, 2001, the Registrant issued a press release attached as Exhibit 20.1 to this Form 8-K.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CALIFORNIA AMPLIFIER, INC.



Date:  June 8, 2001                 By:   /s/ MICHAEL R. FERRON
                                        ----------------------------------------
                                              Michael R. Ferron
                                              Vice President Finance and Chief
                                              Financial Officer


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                                INDEX TO EXHIBITS

   EXHIBIT
   NO.                            DESCRIPTION                           METHOD OF FILING
   -------                        -----------                           ----------------
   20.1              Press Release of California Amplifier, Inc.      Filed electronically
                     dated June 6, 2001                               herewith